TRAVELERS VARIABLE LIFE
                                               SUPPLEMENT DATED JULY 23, 2002 TO
                                                THE PROSPECTUS DATED MAY 1, 2002


The following information revises the information in the "Fund Fees and Expenses" table:

                                                                                                        TOTAL ANNUAL
                                                                      DISTRIBUTION                        OPERATING
                                                   MANAGEMENT FEE    AND/OR SERVICE    OTHER EXPENSES      EXPENSES
                                                   AFTER EXPENSE          FEES         (AFTER EXPENSE   (AFTER EXPENSE
FUNDING OPTIONS:                                  (REIMBURSEMENT)     (12b-1 FEES)      REIMBURSEMENT)   REIMBURSEMENT)
----------------                                  ---------------    --------------    ---------------  ---------------
GREENWICH STREET SERIES FUND
   Equity Index Portfolio-- Class I Shares....         0.31%**               -               0.02%            0.33%(9)
     ........................

**The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On June 24, 2002, the shareholders of the Greenwich Street Fund:
Equity Index Portfolio approved a new Investment Advisory Agreement, which became effective immediately after the shareholder meeting. Under the new agreement, the management fee increased by 0.10%. Finally, the fund's Management eliminated the voluntary fee cap of 0.30%.

NOTES

(9) There were no fees waived or expenses reimbursed for these funds in 2001. Smith Barney Fund Management received an administrative fee, which is reflected in the management fee column.

 The following information revises "The Investment Options" table:

         FUNDING                           INVESTMENT                               INVESTMENT
          OPTION                            OBJECTIVE                           ADVISER/SUBADVISER
---------------------------  ----------------------------------------     -------------------------------
JANUS ASPEN SERIES
   Global Technology         Under normal circumstances, invests at       Janus Capital
     Portfolio - Service     least 80% of its net assets in securities
     Shares                  of companies that the manager believes will
                             benefit significantly from advances or
                             improvements in technology. This policy is
                             implemented by investing primarily in equity
                             securities of U.S. and foreign companies
                             selected for their growth potential.


TRAVELERS SERIES FUND INC.
   Smith Barney High         Seeks high current income. Capital           SBFM
     Income Portfolio        appreciation is a secondary objective.

The following paragraph supplements the information in the "Payment and Suspension of Valuation" section:

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

L-12994                                                  July 23, 2002